Exhibit 10.40

AMENDMENT NO. 6 TO LEASE

This AMENDMENT NO. 6 TO LEASE (“Amendment No. 6”), effective as of October 31, 2017, (“Amendment No. 6 Effective Date”) is entered into by and between NXP USA, Inc. (formerly FREESCALE SEMICONDUCTOR, INC.), a Delaware corporation and 100% affiliated company of NXP Semiconductors N.V. (“Landlord”), and EVERSPIN TECHNOLOGIES, INC., a Delaware corporation (“Tenant”), with reference to the following facts:

A.             Landlord and Tenant are parties to that certain Lease dated as of June 6, 2008 (“Original Lease”), as amended by Amendment No. 1 to Lease executed by Tenant on February 2, 2009 (“Amendment No. 1”), Amendment No. 2 to Lease dated March 1, 2010 (“Amendment No. 2”), Amendment No. 3 to Lease dated July 20, 2011 (“Amendment No. 3”), Amendment No. 4 to Lease dated June 10, 2014 (“Amendment No. 4”), and Amendment No. 5 dated January 13, 2017 (“Amendment No. 5”) (the Original Lease, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, and Amendment No. 5, is referred to as the “Lease”), pursuant to which Landlord leases to Tenant certain space (“Premises”) located at 1300 North Alma School Road, Chandler Arizona as further described in the Lease.

B.             Note each of Amendment No. 1 through Amendment No. 5 incorrectly refer to the date of the Original Lease as June 5, 2017.

C.             As of the Amendment No. 6 Effective Date, the parties desire to amend the Lease to extend the Term.

NOW, THEREFORE, in consideration of the above recitals which are hereby incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree, effective as of the Amendment No. 6 Effective Date, to amend the Lease as follows:

1.              Term.  Section 2 of the Lease is hereby deleted in its entirety and replaced with the following:

“The term of this Lease shall commence on June 6, 2008 (the “Commencement Date”) and end on January 31, 2020 (the “Term”). On or before June 30, 2018, the Landlord will provide Tenant a notice indicating whether or not the Landlord agrees to extend the Term through January 31, 2021.”

2.              Brokers. Tenant hereby represents to Landlord that Tenant has deal with no broker in connection with this Amendment No. 6. Tenant agrees to indemnify and hold Landlord harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment No. 6. Landlord agrees to indemnify and hold Tenant harmless from all claims of any broker claiming to have represented Landlord in connection with this Amendment No. 6.

3.              Miscellaneous. This Amendment No. 6 sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged an in full force and effect. In the case of any inconsistency between the provisions of the Lease and this Amendment No. 6, the provisions of this Amendment No. 6 shall govern and control.

Each signatory of this Amendment No. 6, represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. This Amendment No. 6 may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment No. 6 may be executed in so-called "PDF" format, and each party has the right to rely upon a PDF counterpart of this Amendment No. 6 signed by the other party to the same extent as if such party had received an original counterpart.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment No. 6.

SUBLANDLORD:

NXP USA, INC.

a Delaware corporation

By:	/s/ Katherine Haight
Name:	Katherine Haight
Title:	Authorized Representative

Date:	December 19, 2017

SUBLANDLORD:

NXP USA, INC.

a Delaware corporation

By:	/s/ Jeff Winzeler
Name:	Jeff Winzeler
Title:	CFO

Date:	December 4, 2017